UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 15, 2025
ACACIA RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-37721	95-4405754
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

767 Third Avenue,
6th Floor
New York,
NY	10017
(Address of principal executive offices)	(Zip Code)
(Registrant’s telephone number, including area code): (949) 480-8300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ACTG	The Nasdaq Stock Market, LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).      Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 15, 2025, Acacia Research Corporation (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) virtually via live webcast at www.virtualshareholdermeeting.com/ACTG2025. As of March 24, 2025, the record date for the Annual Meeting, there were 96,086,040 shares of the Company’s common stock (the “Common Stock”), issued, outstanding and entitled to vote.

At the Annual Meeting, 85,560,383 shares of the Common Stock were present virtually or represented by proxy, constituting a quorum for the conduct of business at the Annual Meeting.

Set forth below are brief descriptions of the proposals voted upon at the Annual Meeting, and the final results of the stockholder vote on each proposal, as certified by Broadridge Financial Solutions Inspector of Election Services, the inspector of election for the Annual Meeting. These proposals are described in more detail in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on April 9, 2025.

Proposal No. 1: To elect seven directors to serve on the Company’s Board of Directors until the 2026 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

Directors	For	Against	Abstain	Broker Non-Votes
Gavin Molinelli	77,804,148	278,401	17,567	7,460,267
Michelle Felman	75,414,948	519,890	2,165,278	7,460,267
Isaac T. Kohlberg	75,394,005	2,688,694	17,417	7,460,267
Martin D. McNulty, Jr.	77,752,695	330,352	17,069	7,460,267
Maureen O’Connell	77,606,583	300,964	192,569	7,460,267
Geoff Ribar	73,241,624	4,840,916	17,576	7,460,267
Ajay Sundar	77,803,609	279,129	17,378	7,460,267

Proposal No. 2: To ratify the appointment of Grant Thornton, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
85,200,860	356,622	2,901

Proposal No. 3: To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
76,303,416	794,618	1,002,082	7,460,267

Proposal No. 4: To approve the adoption of the Fourth Amended and Restated Certificate of Incorporation to extend the term of stock transfer restrictions intended to protect the Company's ability to utilize its net operating loss carryforwards, and make certain non-substantive updates.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
77,843,095	234,966	22,055	7,460,267

No other matters were presented for consideration or stockholder action at the Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2025
ACACIA RESEARCH CORPORATION

	By:	/s/ Jason Soncini
	Name:	Jason Soncini
	Title:	General Counsel